Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Todd, Chief Executive Officer of Sport Stix Inc.,  a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of Sport Stix Inc. (the "Registrant") for the fiscal quarter ended July 31, 2013 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2013

/s/ Charles Todd
Charles Todd
Chief Executive Officer and President Principal Executive Officer